SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): January 25, 2000

                            RSL Communications, Ltd.
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             (Exact name of Registrant as specified in its charter)

           Bermuda                     333-25749                   N/A
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                                 Clarendon House
                                  Church Street
                             Hamilton HM CX Bermuda
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                    (Address of principal executive offices)

                                 (441) 295-2832
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                         (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

On January 25, 2000, the Registrant issued a press release regarding the purchase of network capacity for its European operations and its expectations regarding 4th quarter 1999 EBITDA. On January 28, 2000, the Registrant issued a press release regarding offerings of its cumulative convertible preferred stock and senior notes of its wholly-owned subsidiary, RSL Communications PLC. A copy of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1  Press release dated January 25, 2000.
99.2  Press release dated January 28, 2000.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RSL COMMUNICATIONS, LTD.


Date:  January 28, 2000                By /s/ Avery S. Fischer
                                          --------------------------------------
                                          Name:  Avery S. Fischer
                                          Title: Vice President of Legal Affairs
                                                 and General Counsel

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Exhibit Index

99.1  Press Release dated January 25, 2000.
99.2  Press Release dated January 28, 2000.